- ------------------------------------------------------------------


                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                            Reported) June 7, 1996

          GREENWICH CAPITAL ACCEPTANCE, INC.,

                      GREENWICH CAPITAL ACCEPTANCE, INC.
          -------------------------------------------------------
            (Exact name of registrant as specified in its charter)

         Delaware             33-80740           61199884
- ----------------------------  --------       -----------------
(State or Other Jurisdiction  (Commission    (I.R.S. Employer
     of Incorporation)        File Number)   Identification No.)

600 Steamboat Road
Greenwich, Connecticut                                 06830
- ----------------------                              ----------
(Address of Principal                               (Zip Code)
 Executive Offices)

Registrant's telephone number, including area code (203) 625-2700
                                                   ----- --------

- --------------------------------------------------------------------

Item 5.   Other Events
- -------   ------------

Filing of By-Laws (restated as of 3/12/96).
- ------------------------------------------

     Pursuant to Item 601(b)(3)(ii) of Regulation S-K under the Securities Act of 1933, in connection with the restating of its By-Laws, as of March 12, 1996 (the "By-Laws"), Greenwich Capital Acceptance, Inc. (the "Company") is filing herewith a copy of the By-Laws. The By-Laws are attached hereto as
Exhibit 1.

Item 7.   Financial Statements, Pro Forms Financial
          -----------------------------------------
          Information and Exhibits.
          ------------------------



(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     1.   By-Laws.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   GREENWICH CAPITAL ACCEPTANCE, INC.

                                   By:/s/Steven M. Miller
                                      ----------------------------
                                      Name: Steven M. Miller
                                      Title: Senior Vice President


Dated: June 7, 1996

                                Exhibit Index
                                -------------


Exhibit                                                                  Page
- -------                                                                  ----

1. BY-LAWS.                                                                 6

                                                       Restated as of 3/12/96



                      GREENWICH CAPITAL ACCEPTANCE, INC.

                               _______________

                                   BY-LAWS
                               _______________


                                  ARTICLE I

                                   OFFICES

     SECTION 1.     Principal Office.  The principal office of the
                    ----------------
Corporation shall be located in Greenwich, Connecticut.
     SECTION 2.     Other Offices.  The Corporation may also have offices at
                    -------------
such other places within and without the State of Delaware as the board of directors may from time to time determine or the business of the Corporation may require.

                                  ARTICLE II
                           MEETINGS OF SHAREHOLDERS
     SECTION 1.     Annual Meetings.  An annual meeting of shareholders,
                    ---------------
commencing with the year 1987, shall be held on the 15th day in the month of December each year, at such hour as may be fixed from time to time by the board of directors and stated in the notice of such meeting or waiver of notice thereof, at which meeting the shareholders shall elect a board of directors and transact such other business as may properly come before the meeting.

     If such annual meeting is not held as herein provided for, it may be held as soon thereafter as may be convenient. Such subsequent meeting shall be called in the same manner as hereinafter provided for special meetings of shareholders.
     SECTION 2.     Special Meetings.  Special meetings of shareholders for
                    ----------------
any purpose or purposes, unless otherwise prescribed by statute, by the Certificate of Incorporation or by these by-laws, may be called at any time by the Chairman, the President, the Secretary or the Board of Directors, and shall be called by any of them at the written request of the holders of record of not less than a majority of all the shares then outstanding and entitled to vote thereat. Such request shall state the purpose or purposes of the proposed meeting. The time and place for such special meeting shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof. The business transacted at any special meeting of shareholders shall be limited to the purposes stated in such notice.
     SECTION 3.  Place of Meeting.  Meetings of shareholders shall be held
                 ----------------
within or without the State of Delaware at such place as may be fixed from time to time by the Board of Directors, or as shall be specified in the notice of any meeting or a duly executed waiver of notice thereof. If no place is otherwise fixed, such meetings shall be held at the principal office of the Corporation.
     SECTION 4.     Notice of Meetings.  Written notice of each meeting of
                    ------------------
shareholders, whether annual or special, stating the
place, date and hour of the meeting and, unless it is an annual meeting, the purpose or purposes of the meeting and the name of the person by whom or at whose direction the meeting is being called, shall be given either personally or by mail, telegram, or cable to each shareholder of record entitled to vote, not less than ten days nor more than sixty days prior to the date of the meeting, unless a greater period of notice is required by law in a particular case.
     SECTION 5.     Quorum.  The holders of record of a majority of the
                    ------
shares of stock issued and outstanding and entitled to vote at any meeting of shareholders, represented in person or by proxy, shall constitute a quorum for the transaction of business thereat, except as otherwise provided by statute or by the Certificate of Incorporation. When a quorum is once present to organize a meeting, it is not broken by the subsequent withdrawal of any shareholders. If, however, such quorum shall not be present or represented at any meeting of shareholders, a majority of the shareholders entitled to vote thereat, present in person or by proxy, or if no such shareholder is present in person or by proxy, any officer entitled to preside at or act as secretary of such meeting, shall have the power to adjourn the meeting from time to time, without notice other than by announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally called.

     SECTION 6.     Proxies.  Every shareholder entitled to vote at a meeting
                    -------
of shareholders, or to express consent to any proposal without a meeting, may vote, or consent, as the case may be, in person or may authorize another person or persons to so act for him by proxy.
     SECTION 7.     Voting.  At each meeting of shareholders, each
                    ------
shareholder of record entitled to vote at the meeting shall be entitled to one vote for each share of stock registered in his name on the books of the Corporation unless otherwise provided by law or by the Certificate of Incorporation.
     At each meeting at which a quorum is present, the vote of the holders of a majority of the shares of stock present, in person or by proxy, and entitled to vote thereat, shall determine all corporate matters brought before the meeting except as otherwise required by statute or by the Certificate of Incorporation.
     SECTION 8.     Written Consent in Lieu of Meeting.  Any action required
                    ----------------------------------
or permitted to be taken by vote of the shareholders may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting which all shares entitled to vote thereon were present and voted.

                                 ARTICLE III
                                  DIRECTORS
     SECTION 1.     General Powers.  The property, affairs and business of
                    --------------
the Corporation shall be managed by its Board of Directors which may adopt all such rules and regulations for the conduct of its meetings and for the management of the property, affairs and business of the Corporation as it may deem proper, not inconsistent with applicable law, the Certificate of Incorporation and these By-laws, and may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute, by the Certificate of Incorporation or by these By-laws directed or required to be exercised or done by the shareholders.
     SECTION 2.     Number and Qualifications.  The number of directors shall
                    -------------------------
be four. At least one director (the "Outside Director") of the Corporation shall not be an officer or employee of the Corporation or a director, officer or employee of any direct or indirect parent of the Corporation or of any affiliate of any such parent. The initial board shall consist of the two directors named in the Certificate of Incorporation. The number of directors may be changed from time to time by amendment to these By-laws.
     SECTION 3.     Election and Term of Office.  The directors, other than
                    ---------------------------
the initial Board of Directors, shall be elected at the annual meeting of shareholders. Each director shall serve until the next succeeding annual meeting and until his successor has been elected and has qualified, or until his prior resignation, death or removal. The initial board of directors shall hold office until the first annual meeting of shareholders.
     SECTION 4.     Resignation.  Any director may resign at any time by
                    -----------
giving written notice to the Board of Directors, the president or the secretary of the Corporation. Unless otherwise specified in the notice, the resignation shall take effect upon receipt thereof by the board or such officer, and the acceptance of the resignation shall not be necessary to make it effective.
     SECTION 5.     Removal.  Any or all of the directors may be removed,
                    -------
with or without cause, at any time by the vote of the holders of record of a majority of shares of stock issued and outstanding and entitled to vote present, in person or by proxy, at a special meeting of shareholders called for that purpose, unless otherwise prescribed by statute or by the Certificate of Incorporation.
     SECTION 6.     Vacancies.  All vacancies occurring in the Board of
                    ---------
Directors, including vacancies caused by removal with or without cause, may be filled, subject to the action of the shareholders in regard to vacancies caused by removal described hereinafter, by the majority vote of all remaining directors in office, though less than a quorum. If death, resignation or removal of a director or directors results in there being no remaining directors or if the remaining directors are unable to fill a vacancy or vacancies by majority vote, the vacancies shall be filled by election at a special meeting of shareholders called for that purpose. A director elected by the Board of Directors to fill a newly created directorship or vacancy shall hold office until the next succeeding annual meeting of the shareholders and until his successor has been elected and has qualified.
     Notwithstanding any other provision of this section, any vacancy on the board of directors resulting from removal with or without cause by vote of the shareholders at a special meeting of the shareholders called for that purpose may be filled at such meeting by a majority vote of the shareholders present, in person or by proxy, and entitled to vote, provided that in the event the shareholders do not fill such vacancy it shall be filled by the Board of Directors as provided in this section. A director elected by vote of the shareholders shall hold office for the unexpired portion of the term of his predecessor in office and until the election and qualification of his successor.
     Notwithstanding any other provision of these By-Laws, a vacancy in the directorship filled by an Outside Director shall not limit or otherwise restrict the Board of Directors from taking any action which it is otherwise authorized to take under the Articles of Incorporation and By-Laws of the Corporation or under applicable law, except any action described in Article IX, Section 5.
     SECTION 7.     Annual and Regular Meetings.  An annual meeting of the
                    ---------------------------
Board of Directors for the election of officers and for the transaction of any other business shall be held in each year immediately following the annual meeting of shareholders at the place of such annual meeting of shareholders or as soon as practical after the annual meeting of shareholders at such place and time as shall be fixed by the consent in writing of all the directors.
     Regular meetings of the Board of Directors may be held at such times as the board may from time to time determine by resolution duly adopted at any meeting of the board.
     SECTION 8.     Special Meetings.  A special meeting of the Board of
                    ----------------
Directors may be called at any time by the Chairman or the President and shall be called by the President or Secretary on the written request of any director.
     SECTION 9.     Place and Time of Regular and Special Meetings.  The
                    ----------------------------------------------
Board of Directors may hold any regular meeting without notice, at such time and place, either within or without the State of Delaware, as the board may from time to time determine by resolution duly adopted at any meeting of the board.
     Special meetings of the Board of Directors shall be held at such time and place, either within or without the State of Delaware, as may be fixed by the Chairman or the President calling the meeting or by the Directors requesting the meeting as specified in their request, as the case may be.
If no place is otherwise fixed, such regular and special meetings shall be held at the principal office of the Corporation.
     SECTION 10.    Notice of Meetings.  Notice of the time and place of each
                    ------------------
special meeting of the Board of Directors shall be given to each director at least two days prior to the date of such meeting personally or by mail, telegram, cable or telephone. Neither the business to be transacted at, nor the purpose of, any special meeting of the Board of Directors need be specified in the notice of such meeting or waiver of notice thereof.
     SECTION 11.    Quorum and Voting.  A majority of the directors in office
                    -----------------
shall constitute a quorum for the transaction of business at any meeting of the Board of Directors and the affirmative vote of a majority of the directors present at any meeting at which a quorum is present shall constitute the act of the Board of Directors, except as may be otherwise provided by statute or by the Certificate of Incorporation. If a quorum shall not be present at any meeting of the Board of Directors, a majority of the directors present may adjourn the meeting from time to time, without notice other than by announcement at the meeting, until a quorum shall be present.
     SECTION 12.    Committees.  The Board of Directors, by resolution,
                    ----------
adopted by a majority of the entire board, may designate one or more committees, including an Executive Committee, each committee to consist of one or more of the directors of the Corporation. Each committee shall serve at the pleasure of the Board of Directors and each member of each such committee shall hold office until the next annual meeting of the Board of Directors or until he shall cease to be a director, or until his death, resignation or removal, or until the Board of Directors shall dissolve the committee. Each committee shall have and may exercise all the powers and authority of the board to the extent provided in the resolution, except as otherwise required by law. Any member of any committee may be removed at any time, with or without cause, by the vote of a majority of directors at any regular or special meeting of the board. Vacancies in the membership of any committee shall be filled by the Board of Directors at a regular or special meeting of the Board of Directors by the vote of a majority of directors. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board of Directors. Each committee shall keep regular minutes of its meetings and report the same to the Board of Directors when required.
     SECTION 13.    Meetings by Conference Call.  At any meeting of the Board
                    ---------------------------
of Directors, or any committee designated by the Board of Directors, any one or more of the members thereof may participate in such meeting of the board or of such committee by means of a conference telephone or similar communications equipment allowing all persons participating in the meeting to hear each other at the same time. Participation in a meeting by such means shall constitute presence in person at the meeting.
     SECTION 14.    Written Consent in Lieu of Meeting.  Any action required
                    ----------------------------------
or permitted to be taken by the Board of Directors or any committee thereof may be taken without a meeting if a consent in writing to the adoption of a resolution authorizing the action so taken shall be signed by all the directors or the members of the committee, as the case may be.

     SECTION 15.    Compensation.  The Board of Directors, irrespective of
                    ------------
any personal interest of its members, shall have authority to establish reasonable compensation, and allowances for expenses, of all directors for services to the corporation as directors, committee members, officers, or otherwise.

                                  ARTICLE IV
                                   NOTICES
     SECTION 1.     Notice by Mail.  Whenever, under the provisions of any
                    --------------
statute or of the Certificate of Incorporation or of these By-laws, notice is required to be given to any director or shareholder and such notice is given by mail, such notice shall be deemed to have been given when deposited in the United States mail, with postage thereon prepaid, directed to the director or shareholder at his address as it appears on the records of the Corporation, or if he shall have filed a written request with the Secretary that notices intended for him be mailed to some other address, then directed to him at such other address.
     SECTION 2.     Waiver of Notice.  Whenever under the provisions of any
                    ----------------
statute or of the Certificate of Incorporation or of these By-laws, any notice of a meeting is required to be given to any director or shareholder, a written waiver signed by the person or persons entitled to such notice, either in person or by proxy if such person is a shareholder, whether before or after the meeting, shall be deemed equivalent to the giving of such notice.
     SECTION 3.     Attendance at Meetings.  The attendance of a person at
                    ----------------------
any meeting, whether a shareholder, in person or by proxy, or a director, shall constitute a waiver of notice by him, unless he attends for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

                                  ARTICLE V
                                   OFFICERS
     SECTION 1.     Number.  The officers of the Corporation shall be a
                    ------
President, a Secretary, and a Treasurer, and may include a Chairman and one or more Vice Presidents, one or more Assistant Secretaries, one or more Assistant Treasurers, and such other officers as the Board of Directors may from time to time determine. Two or more offices may be held by the same person.
     SECTION 2.     Election and Term of Office.  The officers of the
                    ---------------------------
Corporation shall be elected by the Board of Directors at any regular or special meeting of the Board and each shall serve at the pleasure of the Board.
     SECTION 3.     Resignations.  Any officer may resign at any time by
                    ------------
giving written notice to the Board of Directors, or to the Chairman, the President or the Secretary of the Corporation. Any such resignation shall take effect at the time of the receipt of such notice or at any later time specified therein; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.
     SECTION 4.     Chairman of the Board or the President.  The board may
                    --------------------------------------
designate either the Chairman of the Board or the President to be the Chief Executive Officer and/or the Chief Operating Officer of the Corporation. The Chief Executive Officer shall have supervision over the business, direction and general management of the Corporation, and shall perform such other duties as the Board of Directors may direct. The Chief Operating Officer shall have general supervision over the operation of the business and shall perform such other duties as the Board of Directors and the Chief Executive Officer shall direct.
     SECTION 5.     Vice Presidents.  The Vice Presidents shall exercise such
                    ---------------
powers and perform such duties as from time to time may be assigned to them respectively by the Board, the Chairman, or the President.
     SECTION 6.     Secretary.  The Secretary shall record all the votes of
                    ---------
the stockholders and of the directors and shall maintain the minutes of the meetings of the stockholders and of the Board of Directors; he shall see that notices of meetings of the board and stockholders are given and that all records and reports are properly kept and filed by the Corporation as required by law; and, in general, he shall perform all duties incident to the office of Secretary, and such other duties as may from time to time be assigned to him by the board, the Chairman, or the
President.
     SECTION 7.     Assistant Secretaries.  In the absence or disability of
                    ---------------------
the Secretary or when so directed by the Secretary, any Assistant Secretary may perform all the duties of the Secretary, and, when so acting, shall have all the powers of, and be subject to all the restrictions upon, the Secretary. The Assistant Secretaries shall perform such other duties as from time to time may be assigned to them respectively by the Board, the Chairman, the President, or the Secretary.
     SECTION 8.     Treasurer.  The Treasurer shall have charge of all
                    ---------
financial records and reports of the Corporation and shall have or provide for the custody of all funds and securities of the Corporation; and, in general, he shall perform all duties incident to the office of Treasurer and such other duties as may from time to time be assigned to him by the Board, the Chairman, or the President.
     SECTION 9.     Assistant Treasurers.  In the absence or disability of
                    --------------------
the Treasurer or when so directed by the Treasurer, any Assistant Treasurer may perform all the duties of the Treasurer, and, when so acting, shall have all the powers of, and be subject to all the restrictions upon, the Treasurer. The Assistant Treasurers shall perform such other duties as from time to time may be assigned to them respectively by the Board, the Chairman, the President, or the Treasurer.

     SECTION 10.    Compensation of Officers and Others.  The compensation
                    -----------------------------------
of all officers shall be fixed from time to time by the Board of Directors or any Committee or officer authorized by the board to do so. No officer shall be precluded from receiving such compensation by reason of the fact that he is also a director of the Corporation.

                                  ARTICLE VI
                  INDEMNIFICATION OF DIRECTORS AND OFFICERS
     SECTION 1.     Indemnification.  To the maximum extent permitted by the
                    ---------------
Delaware General Corporation Law as from time to time amended, the Corporation shall indemnify its currently acting and its former directors, officers, employees, and agents and those persons who, at the request of the Corporation, served or have served another corporation, partnership, joint venture, trust or other enterprise in one or more such capacities against any and all liabilities incurred in connection with their services in such capacities.
     SECTION 2.     Insurance.  The Corporation shall have power to purchase
                    ---------
and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of these By-laws.

                                 ARTICLE VII
                      BORROWING, DEPOSITS, PROXIES, ETC.
     SECTION 1.     Borrowing.  No officer, agent or employee of the
                    ---------
Corporation shall have any power or authority to borrow money on its behalf, to pledge its credit, or to mortgage or pledge its real or personal property, except within the scope and to the extent of the authority delegated by resolution of the Board of Directors. Authority may be given by the Board for any of the above purposes and may be general or limited to specific instances.
     SECTION 2.     Deposits.  All funds of the Corporation shall be
                    --------
deposited from time to time to the credit of the Corporation in such banks, trust companies, or other depositories as the Board of Directors may approve or designate, and all such funds shall be withdrawn only upon checks signed by such one or more officers or employees as the Board shall from time to time determine.
     SECTION 3.     Proxies.  Unless otherwise ordered by the Board of
                    -------
Directors, any officer of the Corporation may appoint an attorney or attorneys (who may be or include such officer himself), in the name and on behalf of the Corporation, to cast the votes which the Corporation may be entitled to cast as a stockholder or otherwise in any other corporation any of whose stock or other securities are held by or for the Corporation, at meetings of the holders of the stock or other securities of such other corporation, or, in connection with the ownership of such stock or other securities, to consent in writing to any action by such other corporation, and may instruct the person or persons so appointed as to the manner of casting such votes of giving such consent, and may execute or cause to be executed in the name and on behalf of the Corporation and under its seal such written proxies or other instruments as he may deem necessary or proper in the premises.
     SECTION 4.     Separate Books and Records, etc.  The Corporation shall
                    --------------------------------
at all times (a) maintain and keep the Corporation's assets separate and apart from any affiliate of the Corporation, and under separate registration, and (b) maintain the Corporation's books and records separate and apart from those of any affiliate of the Corporation.

                                 ARTICLE VIII
                           CERTIFICATES FOR SHARES
     SECTION 1.     Form and Execution of Certificates.  The shares of the
                    ----------------------------------
Corporation shall be represented by certificates in such form as required by statute and as shall be adopted from time to time by the Board of Directors. The certificates shall be numbered consecutively and registered in the books of the Corporation in the order in which they are issued, together with the number of shares represented by each certificate, the name of the person to whom the certificate is issued and the date of issuance thereof. Each certificate shall be signed by the Chairman, the President or a Vice President and by the Secretary or an Assistant Secretary or the Treasurer or an Assistant Treasurer, may (but need not) be sealed with the corporate seal or a facsimile thereof and shall be countersigned and registered in such manner, if any, as the Board of Directors may prescribe. The signatures of any such officers of the Corporation upon any certificate may be facsimiles if the certificate is countersigned by a transfer agent or registered by a registrar other than the Corporation itself or an employee of the Corporation. No certificate shall be issued for any shares until such share is fully paid. The certificate shall bear such legend thereon, referring to such restrictions on transfer as may be required by law, as the Secretary of the Corporation, on advice of counsel, may reasonably require.
     SECTION 2.     Lost, Stolen or Destroyed Certificates.  The Board of
                    --------------------------------------
Directors, in its discretion, may direct a new certificate to be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost, stolen or destroyed. Prior to authorizing such issue of a new certificate or as a condition precedent to the issue thereof, the Board of Directors, in its discretion, may require satisfactory proof of loss, theft or destruction or a bond of indemnity as it deems adequate against any claim that may be made against the

Corporation with respect to the certificate alleged to have been lost, stolen or destroyed.
     SECTION 3.     Transfers of Shares.  The transfer or assignment of
                    -------------------
shares shall be made only upon the books of the Corporation by the registered owner or by his duly authorized attorney. Upon surrender to the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, the Corporation shall issue a new certificate to the person entitled thereto, and the older certificate shall be canceled and the transaction recorded upon the books of the Corporation.
     SECTION 4.     Fixing Record Date.  For the purpose of determining
                    ------------------
shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or for the purpose of determining shareholders entitled to receive payment of any dividend or other distribution or the allotment of any rights, or for the purpose of determining shareholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a date as the record date for any such determination of shareholders. Such date shall not be more than sixty days prior to any other action. Only shareholders of record on the date so fixed shall be entitled to receive notice of, or to vote at, such meeting or any adjournment thereof, to give such consent, to receive payment of such dividend or distribution or the allotment of such right, to exercise any such rights, or to take any other such action, notwithstanding any transfer of any shares on the books of the Corporation subsequent to the record date so fixed. If no such record date is fixed, the record date for determining stockholders entitled to notice of or to vote at a meeting of the stockholders shall be at the close of business on the tenth day preceding the day on which the meeting is held; the record date for determining the stockholders entitled to express consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is necessary, shall be the day on which the first written consent is expressed; and the record date for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.
     SECTION 5.     Registered Shareholders.  The Corporation shall be
                    -----------------------
entitled to recognize the exclusive right of a person registered in its books as the owner of shares to receive dividends and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by law.

                                  ARTICLE IX


                              GENERAL PROVISION
     SECTION 1.     Dividends.  Dividends on the outstanding shares of the
                    ---------
Corporation may be declared by the Board of Directors in such amounts and at such time or times as the Board may determine, subject to the provisions of the Certificate of Incorporation and applicable law. Dividends may be paid in cash, in shares of the Corporation's capital stock or bonds or in the Corporation's property, including the shares or bonds of other corporations, subject to any provisions of law or of the Certificate of Incorporation.
     SECTION 2.     Execution of Instruments.  All corporate instruments and
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documents, with the exception of certificates for shares of the Corporation as provided in Section 1 of ARTICLE VIII, shall be signed by such officers, agents or employees of the Corporation as from time to time may be designated by the Board of Directors or by such officer or officers to whom the Board of Directors may delegate the power to so designate.
     SECTION 3.     Fiscal Year.  The fiscal year of the Corporation shall
                    -----------
begin on the first day of January in each year but may be changed from time to time by resolution of the Board of Directors.
     SECTION 4.     Corporate Seal.  The corporate seal shall have inscribed
                    --------------
thereon the name of the Corporation, the year of its organization and the words "Corporate Seal, Delaware". The

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seal may be used by causing it or a facsimile thereof to be impressed, affixed, reproduced, engraved or printed.
     SECTION 5.     Bankruptcy.  The Corporation shall not commence any case,
                    ----------
proceeding or other action relating to bankruptcy, insolvency, reorganization or relief of debtors, or seek to have an order for relief entered with respect to it, or seek to adjudicate it a bankrupt or insolvent, or seek reorganization, arrangement, winding up, liquidation, dissolution, composition or other relief with respect to it or its debts or make a general assignment for the benefit of creditors without the unanimous vote of the entire Board of Directors.

                                  ARTICLE X
                                  AMENDMENTS
     SECTION 1. These By-laws may be amended or repealed or new by-laws may be adopted at any meeting of shareholders at which a quorum is present or represented by the affirmative vote of the holders of a majority of shares issued and outstanding and entitled to vote thereat, provided notice of the general nature of the proposed change in the By-laws be contained in the notice of such meeting. These By-laws may also be amended or repealed or new By-laws may be adopted by the Board of Directors at any meeting of the Board.
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